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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 29, 1998 included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-64349, 333-13531, 333-24133,
333-44345 and 333-45207.



ARTHUR ANDERSEN LLP

Houston, Texas
March 26, 1998